UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): June 20, 2005


                         Commission File Number: 0-29195

                           ONSCREEN TECHNOLOGIES, INC.
                 (Name of Small Business Issuer in Its Charter)

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        Colorado                                            84-1463284
(State or jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                           Identification No.)


200 9th Avenue North, Suite 210, Safety Harbor, Florida        34695
         (Address of Principal Executive Offices)            (zip code)

                                 (727) 797-6664
                         (Registrant's telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

Effective June 13, 2005 Charles Baker was appointed by the Company Board of Directors to serve as the Chairman of the Board of Directors for a term of three years. Mr. Baker will be actively employed by the Company on a daily basis. He shall receive an annual salary of $225,000 and will be entitled to receive up to 5 million common shares upon the Company achieving certain milestone criteria and will be reimbursed for all company expenses related to travel, entertainment, health insurance, vehicle use and lodging.

Charles Baker was appointed to the Company Board of Directors, effective March 1, 2005. Baker is an experienced global business executive with a 25 year track record of building and implementing successful business strategies. He has extensive experience in building world class teams and leading companies through significant phases of growth. He comes to OnScreen from Vesta Corp., a leading technology company focused on virtual payments, where he was President of Vesta International. Prior to Vesta, he was CEO/Managing Director of Starbucks Coffee Company, Australia. He also spent many years at NIKE where, as General Manager/Divisional Vice President of NIKE Global Retail, he led the growth of a $1.2 billion global business in 16 countries. He was also a member of NIKE's Executive Leadership Team which was responsible for leading the strategy of NIKE's $12 billion worldwide business. In addition, Baker was the CEO of a leading Internet company and General Manager of a industry leading apparel company, both of which he led through successful acquisitions.

Mr. Baker currently owns a warrant to purchase 100,000 shares of the Company's $0.001 par value per share common stock at a price of $0.75 per share at any time within 3 years of the March 31, 2005 date of issuance.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 20th day of June 2005.


                                     OnScreen Technologies, Inc.
                                               (Registrant)


                                     by: /s/ John Thatch
                                         -------------------------------------
                                         John Thatch as President/CEO/Director